Exhibit 99.1


               Greene County Bancshares Reports Record
     Quarterly Earnings, up 10%, and Continued Strong Loan Growth


    GREENEVILLE, Tenn.--(BUSINESS WIRE)--April 12, 2007--Greene County Bancshares, Inc. (NASDAQ: GCBS) today announced higher earnings and solid operating results for the first quarter ended March 31, 2007. Net income increased to $5,616,000 or $0.57 per diluted share, up 10% from $5,096,000 or $0.52 per diluted share in the first quarter of 2006. Balance sheet highlights included strong organic growth in the Company's loan portfolio, continued improvement in credit quality, and higher deposits.

    Return on Average Assets (ROA) was 1.26% in the first quarter of 2007 compared with 1.20% in the fourth quarter of 2006 and 1.27% in the year-earlier quarter. Return on Average Equity (ROE) increased to 11.93% in the first quarter of 2007, up from 11.16% in the fourth quarter of 2006 and 11.86% in the year-earlier period. Return on Average Tangible Equity (ROTE) (average shareholders' equity less goodwill and intangible assets) was 14.99% in the first quarter of 2007 versus 14.10% in the fourth quarter of 2006 and 15.41% last year.

    Commenting on the Company's announcement, Stan Puckett, Chairman and Chief Executive Officer, said, "We are very pleased to report a solid start in 2007, maintaining the momentum we achieved last year. Key drivers for our financial success in the first quarter included continued improvement in our credit quality, outstanding loan growth, and higher non-interest income. Strategically, we announced and implemented the rebranding of all of our banking operations under the GreenBank name - a change that has been well accepted by our customers, and we are enthusiastic about the value this action will bring to our company in the months and years ahead. On the other hand, we had hoped to achieve greater efficiencies in our operations during the quarter and make better headway in improving our efficiency ratio, which remains a priority for us. Recently, we took further steps to reduce non-interest expense going forward, and we hope to see tangible results from these efforts later in the year."

    Net interest income for the first quarter increased by almost 10% to $18,821,000 from $17,186,000 in the year-earlier period, driven by a 13% increase in average loans outstanding between the periods. On a linked-quarter basis, the Company's net interest margin improved four basis points to 4.70% in the first quarter of 2007, while, on a year-over-year basis, net interest margin declined 10 basis points from 4.80% in the first quarter of 2006, reflecting a changing and challenging interest rate environment. The Company's provision for loan losses was $974,000 in the first quarter of 2007, down from $1,064,000 in the first quarter of last year as a result of ongoing improvements in asset quality.

    Non-interest income increased 14% in the first quarter to $5,399,000 from $4,755,000 in the same quarter last year. This advance reflected the ongoing positive impact of the Company's High
Performance Checking Account product - a key strategic initiative. First quarter "net" new checking accounts opened totaled 4,025 compared with 2,996 during the same quarter last year, an increase of over 34%.

    Non-interest expenses totaled $14,042,000 in the first quarter, up $1,336,000 or 11% over $12,706,000 in the same period a year ago. The Company's efficiency ratio improved 75 basis points to 57.98% in the first quarter from 58.73% in the fourth quarter of 2006, and was 43 basis points higher versus 57.55% in the first quarter of 2006 due to continued expansion initiatives throughout 2006.

    Puckett concluded, "Outside the financial and operational success we registered in the first quarter, the most important event for the Company was the announcement of the proposed acquisition of Civitas BankGroup, through which we will acquire Civitas and its 12 Middle Tennessee branches. We expect that this merger, which should be completed later in the second quarter, will add significant momentum to our expansion efforts in the Nashville Metropolitan Statistical Area and position us for further growth in this fast-growing market."

    At March 31, 2007, the Company's total assets increased 14% to $1,827,634,000 from $1,608,240,000 at March 31, 2006, and up 3% from
$1,772,654,000 at December 31, 2006. Net loans increased 14% to $1,603,281,000 at March 31, 2007, from $1,404,627,000 at
March 31, 2006, and up 4% from $1,539,629,000 at December 31, 2006.
Deposits rose 8% to $1,390,442,000 at March 31, 2007, from $1,285,738,000 at March 31, 2006, and up 4% from $1,332,505,000 at
December 31, 2006. Total shareholders' equity increased 10% to $189,997,000 at March 31, 2007, versus $172,317,000 at March 31, 2006, and up 3% from $184,471,000 at December 31, 2006.

    Greeneville, Tennessee-based Greene County Bancshares, Inc., with total assets of approximately $1.8 billion, is the holding company for GreenBank. GreenBank, which traces its origin to 1890, has 49 branches throughout East and Middle Tennessee, one branch each in Bristol, Virginia, and Hot Springs, North Carolina, and a wealth management office in Gallatin, Tennessee. In addition, GreenBank also conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

    This communication is not a solicitation of a proxy from any security holder of Greene County Bancshares, Inc. or Civitas BankGroup, Inc. In connection with the proposed acquisition of Civitas BankGroup, Greene County Bancshares has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 to register the shares of Green County Bancshares common stock to be issued to the shareholders of Civitas BankGroup. The registration statement includes a joint proxy statement/prospectus and other documents for the shareholders' meetings of Civitas BankGroup and Greene County Bancshares at which time the proposed merger will be considered. The registration statement and joint proxy statement/prospectus contain important information about Greene County, Civitas, the proposed merger and related matters.

    Additional Information and Where to Find It

    INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENE COUNTY BANCSHARES, CIVITAS BANKGROUP AND THE PROPOSED TRANSACTION.

    Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to:



Greene County Bancshares, Inc.    Civitas BankGroup, Inc.
100 North Main Street            4 Corporate Centre
Greeneville, TN 37743-4992       810 Crescent Centre Drive, Suite 320
Attention: Chief Financial       Franklin, TN 37067
 Officer                         Attention: Investor Relations
(423) 639-5111                   (615) 263-9500


    This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

    Participants in the Solicitation

    The directors and executive officers of Greene County and Civitas may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Greene County's directors and executive officers is contained in the proxy statement filed by Greene County with the SEC on March 27, 2006, which is available on Greene County's web site www.greenbankusa.com and at the address provided above. Information about Civitas' directors and executive officers is contained in the proxy statement filed by Civitas with the SEC on March 29, 2006, which is available on Civitas' website www.civitasbankgroup.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holding or otherwise, will be contained in the joint proxy statement/prospectus and other relevant material to be filed with the SEC when they become available.

    All statements, other than statements of historical fact included in this release, are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits of the merger to Greene County Bancshares and Civitas BankGroup, future financial and operating results and Greene County Bancshares's plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Greene County Bancshares to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the risk that the cost savings and any revenue synergies from the merger may be realized or take longer than anticipated, disruption from the merger with customers, suppliers or employee relationships, the risk of successful integration of the two businesses, the failure of Civitas BankGroup or Greene County Bancshares shareholders to approve the merger and the ability to obtain required governmental approvals of the proposed terms and anticipated schedule. Additional factors which could affect the forward-looking statements can be found in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K of both Greene County Bancshares and Civitas BankGroup filed or furnished with the Securities and Exchange Commission and available on the Commission's website set forth above. Greene County Bancshares and Civitas BankGroup disclaim any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise.



                    GREENE COUNTY BANCSHARES, INC.
                    Unaudited Financial Highlights
               (In thousands, except per share amounts)

                                           Three Months Ended
                                  ------------------------------------
                                   March 31,    Dec. 31,    March 31,
                                     2007         2006        2006
                                  ------------ ----------- -----------
Interest income                       $32,638     $31,734     $26,767
Interest expense                       13,817      13,266       9,581
                                  ------------ ----------- -----------
Net interest income                    18,821      18,468      17,186
Provision for loan losses                 974       1,538       1,064
                                  ------------ ----------- -----------
Net interest income
   after provision for loan losses     17,847      16,930      16,122
Non-interest income                     5,399       5,804       4,755
Non-interest expense                   14,042      14,255      12,706
                                  ------------ ----------- -----------
Income before income taxes              9,204       8,479       8,171
Income taxes                            3,588       3,305       3,075
                                  ------------ ----------- -----------
Net income                             $5,616      $5,174      $5,096
                                  ============ =========== ===========
Comprehensive income                   $5,657      $5,244      $5,089
                                  ============ =========== ===========

Earnings per share:
   Basic                                $0.57       $0.53       $0.52
                                  ============ =========== ===========
   Diluted                              $0.57       $0.52       $0.52
                                  ============ =========== ===========

Weighted average shares:
   Basic                                9,815       9,805       9,771
                                  ============ =========== ===========
   Diluted                              9,910       9,942       9,871
                                  ============ =========== ===========

Dividends declared per share            $0.13       $0.28       $0.12
                                  ============ =========== ===========



                                   March 31,    Dec. 31,    March 31,
                                     2007         2006        2006
                                  ------------ ----------- -----------
Total assets                       $1,827,634  $1,772,654  $1,608,240
Cash and cash equivalents              54,798      70,640      40,530
Investment securities                  54,286      47,340      54,155
Loans, net of unearned interest     1,603,281   1,539,629   1,404,627
Allowance for loan losses              22,932      22,302      20,083
Deposits                            1,390,442   1,332,505   1,285,738
Shareholders' equity                  189,997     184,471     172,317
Tangible shareholders' equity (1)     151,727     145,931     132,965
Book value per share                    19.35       18.80       17.62
Tangible book value per share (1)       15.45       14.87       13.59


(1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.




                    GREENE COUNTY BANCSHARES, INC.
                Condensed Consolidated Balance Sheets
         March 31, 2007, December 31, 2006 and March 31, 2006
        (Dollars in thousands except share and per share data)

                                  (Unaudited)              (Unaudited)
                                   March 31,  December 31,  March 31,
                                     2007       2006(1)       2006
                                  ----------- ------------ -----------
              ASSETS
 ---------------------------------

 Cash and due from banks             $34,729      $44,657     $39,189

 Federal funds sold & other           20,069       25,983       1,341

 Securities available-for-sale
  ("AFS")                             45,587       37,740      44,311

 Securities held-to-maturity (with
  a market value of $1,640, $2,544
  and $3,003 on March 31, 2007,
  December 31, 2006 and March 31,
  2006)                                1,644        2,545       3,049

 FHLB, Bankers Bank and other
  stock, at cost                       7,055        7,055       6,795

 Loans held for sale                   2,405        1,772       1,957

 Loans, net of unearned interest   1,603,281    1,539,629   1,404,627

 Allowance for loan losses           (22,932)     (22,302)    (20,083)

 Bank premises and equipment, net
  of accumulated depreciation         58,722       57,258      52,109

 Goodwill and other intangible
  assets                              38,270       38,540      39,352

 Other assets                         38,804       39,777      35,593

                                  ----------- ------------ -----------
      Total Assets                $1,827,634   $1,772,654  $1,608,240
                                  =========== ============ ===========

  LIABILITIES AND SHAREHOLDERS'
               EQUITY
 ---------------------------------

 Deposits                         $1,390,442   $1,332,505  $1,285,738
 Federal funds purchased              17,415       20,000           0
 Repurchase agreements                24,157       22,165      17,966
 FHLB advances and notes payable     171,877      177,571      97,052
 Subordinated debentures              13,403       13,403      13,403
 Accrued interest payable and
  other liabilities                   20,343       22,539      21,764
                                  ----------- ------------ -----------

     Total Liabilities             1,637,637    1,588,183   1,435,923
                                  ----------- ------------ -----------

       SHAREHOLDERS' EQUITY
 ---------------------------------

 Common Stock: $2 par value,
  15,000,000 shares authorized;
  9,819,218, 9,810,867 and
  9,781,070 shares outstanding        19,638       19,622      19,562
 Paid in Capital                      72,156       71,828      71,052
 Retained Earnings                    98,291       93,150      82,080
 Accumulated Other Comprehensive
  Income (Loss)                          (88)        (129)       (377)
                                  ----------- ------------ -----------

     Total Shareholders' Equity      189,997      184,471     172,317
                                  ----------- ------------ -----------

     Total Liabilities &
      Shareholders' Equity        $1,827,634   $1,772,654  $1,608,240
                                  =========== ============ ===========

(1) Derived from Audited Consolidated Financial Statements.




                    GREENE COUNTY BANCSHARES, INC.
 Condensed Consolidated Statements of Income and Comprehensive Income Three Months Ended March 31, 2007, December 31, 2006 and March 31,
                                 2006
                             (Unaudited)

        (Dollars in thousands except share and per share data)

                                             Three Months Ended
                                      --------------------------------
                                      March 31,  December   March 31,
                                                     31,
                                        2007       2006       2006
                                      ---------- ---------- ----------

 Interest Income:
 ------------------------------------
   Interest and Fees on Loans           $31,915    $31,012    $26,100
   Interest on Investment Securities        708        694        631
   Interest on Federal Funds Sold and
    Interest-earning
     Deposits                                15         28         36
                                      ---------- ---------- ----------
                Total Interest Income    32,638     31,734     26,767
                                      ---------- ---------- ----------

 Interest Expense:
 ------------------------------------
   Interest on Deposits                  11,153     10,573      8,042
   Interest on Borrowings                 2,664      2,693      1,539
                                      ---------- ---------- ----------
               Total Interest Expense    13,817     13,266      9,581
                                      ---------- ---------- ----------

                  Net Interest Income    18,821     18,468     17,186

 Provision for Loan Losses                  974      1,538      1,064
                                      ---------- ---------- ----------

      Net Interest Income after
        Provision for Loan Losses        17,847     16,930     16,122
                                      ---------- ---------- ----------

 Noninterest Income:
 ------------------------------------
   Service Charges, Commissions and
    Fees                                  4,289      4,805      3,231
   Other Income                           1,110        999      1,524
                                      ---------- ---------- ----------
             Total Noninterest Income     5,399      5,804      4,755
                                      ---------- ---------- ----------
 Noninterest Expense:
 ------------------------------------
   Salaries and Benefits                  7,458      6,883      6,391
   Occupancy and Furniture and
    Equipment Expense                     2,096      2,084      2,059
   Other Expenses                         4,488      5,288      4,256
                                      ---------- ---------- ----------
            Total Noninterest Expense    14,042     14,255     12,706
                                      ---------- ---------- ----------

      Income Before Income Taxes          9,204      8,479      8,171

 Income Taxes                             3,588      3,305      3,075
                                      ---------- ---------- ----------

     Net Income                          $5,616     $5,174     $5,096
                                      ========== ========== ==========

     Comprehensive Income                $5,657     $5,244     $5,089
                                      ========== ========== ==========

 Per Share of Common Stock:
 ------------------------------------
   Basic Earnings                         $0.57      $0.53      $0.52
                                      ========== ========== ==========
   Diluted Earnings                       $0.57      $0.52      $0.52
                                      ========== ========== ==========
   Dividends                              $0.13      $0.28      $0.12
                                      ========== ========== ==========

 Weighted Average Shares Outstanding:
 ------------------------------------
   Basic                              9,815,452  9,805,065  9,770,555
                                      ========== ========== ==========
   Diluted                            9,910,315  9,942,078  9,870,691
                                      ========== ========== ==========




                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                             (UNAUDITED)

        (Dollars in thousands except share and per share data)
----------------------------------------------------------------------

                                    March 31,   December 31,     %
                                      2007         2006       Change
                                    ----------  ------------ ---------
Financial Condition Data:
-----------------------------------

  Assets                           $1,827,634  $  1,772,654      3.10%
  Loans, net of unearned interest   1,603,281     1,539,629      4.13%
  Cash and investments                 89,015        91,997     -3.24%
  Federal funds sold                   20,069        25,983    -22.76%
  Deposits                          1,390,442     1,332,505      4.35%
  Federal funds purchased              17,415        20,000         -
  FHLB advances and notes payable     171,877       177,571     -3.21%
  Subordinated debentures              13,403        13,403      0.00%
  Federal funds purchased and
   repurchase agreements               24,157        22,165      8.99%
  Shareholders' equity                189,997       184,471      3.00%
  Tangible shareholders' equity (1)   151,727       145,931      3.97%

  Ratios:
-----------------------------------
    Book value per share               $19.35        $18.80      2.93%
    Tangible book value per share
     (1)                               $15.45        $14.87      3.90%
    Average equity to average
     assets                             10.58%        10.78%    -1.86%
    Dividend payout ratio               22.81%     29.49%(2)   -22.67%
      (1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
      (2) Includes special dividend of $.16 per share paid in December
       2006.


----------------------------------------------------------------------

----------------------------------------------------------------------

                                       Three Months Ended
                                           March 31,
                                    ------------------------
                                      2007         2006      % Change
                                    ----------  ------------ ---------
Operating Data:
-----------------------------------

  Total Interest Income            $   32,638  $     26,767     21.93%
  Total Interest Expense               13,817         9,581     44.21%
                                    ----------  ------------ ---------
    Net Interest Income                18,821        17,186      9.51%
  Provision for Loan Losses               974         1,064     -8.46%
                                    ----------  ------------ ---------
    Net Interest Income After
     Provision for Loan Losses         17,847        16,122     10.70%
  Non-Interest Income                   5,399         4,755     13.54%
  Non-Interest Expense                 14,042        12,706     10.51%
                                    ----------  ------------ ---------
    Income Before Income Taxes          9,204         8,171     12.64%
                                    ----------  ------------ ---------
  Income Tax Expense                    3,588         3,075     16.68%
                                    ----------  ------------ ---------
    Net Income                     $    5,616  $      5,096     10.20%
                                    ==========  ============ =========

    Comprehensive Income           $    5,657  $      5,089     11.16%
                                    ==========  ============ =========

Per Share of Common Stock:
-----------------------------------
  Basic Earnings                        $0.57         $0.52      9.62%
                                    ==========  ============ =========
  Diluted Earnings                      $0.57         $0.52      9.62%
                                    ==========  ============ =========
  Dividends                             $0.13         $0.12      8.33%
                                    ==========  ============ =========

Weighted Average Shares
 Outstanding:
-----------------------------------
  Basic                             9,815,452     9,770,555
                                    ==========  ============
  Diluted                           9,910,315     9,870,691
                                    ==========  ============

----------------------------------------------------------------------

----------------------------------------------------------------------

                                            Three Months Ended
                                    ----------------------------------
                                    March 31,   December 31, March 31,
                                      2007         2006        2006
                                    ----------  ------------ ---------
Key Financial Ratios:
-----------------------------------

  Return on Average Assets               1.26%         1.20%     1.27%
  Return on Average Shareholders'
   Equity                               11.93%        11.16%    11.86%
  Return on Average Tangible
   Shareholders' Equity (1)             14.99%        14.10%    15.41%
  Interest Rate Spread                   4.21%         4.16%     4.42%
  Net Interest Margin                    4.70%         4.66%     4.80%
  Efficiency Ratio                      57.98%        58.73%    57.55%
     (1) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.

----------------------------------------------------------------------

----------------------------------------------------------------------

                                    March 31,   December 31, March 31,
                                      2007         2006        2006
                                    ----------  ------------ ---------
Asset Quality Ratios:
-----------------------------------
    Nonperforming Loans as a
     Percentage of Total Loans, net
     of Unearned Income                  0.21%         0.23%     0.35%
    Nonperforming Assets as a
     Percentage of Total Assets          0.28%         0.29%     0.49%
    Allowance for Loan Losses as a
     Percentage of Total Loans, net
     of Unearned Income                  1.43%         1.45%     1.43%
    Allowance for Loan Losses as a
     Percentage of Nonperforming
     Loans                             690.10%       635.93%   405.23%
    Net Charge-Offs to Average
     Total Loans, Net of Unearned
     Income                              0.09%         0.20%     0.21%




                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                            March 31, 2007
                             (UNAUDITED)

---------------------------------------------- ------- ------- -------
 Nonperforming Assets and Net Charge-offs
 ---------------------------------------------

 As of and for the three months ended March     Bank    Other   Total
  31, 2007
 --------------------------------------------- ------- ------- -------
   Loans past due 90 days and still accruing      $27     $10     $37
   Nonaccrual loans                             2,794     492   3,286
   Other real estate owned and repossessed
    assets                                      1,585     250   1,835
                                               ------- ------- -------
       Total nonperforming assets              $4,406    $752  $5,158
                                               ======= ======= =======

   YTD annualized net charge-offs                $368  $1,004  $1,372
                                               ======= ======= =======

 As of and for the three months ended March     Bank    Other   Total
  31, 2006
 --------------------------------------------- ------- ------- -------
   Loans past due 90 days and still accruing      $20     $54     $74
   Nonaccrual loans                             4,590     292   4,882
   Other real estate owned and repossessed
    assets                                      2,752     244   2,996
                                               ------- ------- -------
       Total nonperforming assets              $7,362    $590  $7,952
                                               ======= ======= =======

   YTD annualized net charge-offs              $2,080    $800  $2,880
                                               ======= ======= =======

 As of and for the year ended December 31,      Bank    Other   Total
  2006
 --------------------------------------------- ------- ------- -------
   Loans past due 90 days and still accruing      $15     $13     $28
   Nonaccrual loans                             2,866     613   3,479
   Other real estate owned and repossessed
    assets                                      1,336     352   1,688
                                               ------- ------- -------
       Total nonperforming assets              $4,217    $978  $5,195
                                               ======= ======= =======

   Net charge-offs                             $2,041    $903  $2,944
                                               ======= ======= =======




  Asset Quality Ratios
  ---------------------------------------

  As of and for the three months ended     Bank    Other  Consolidated
   March 31, 2007
  ----------------------------------------------- ------- ------------
    Nonperforming loans as a percentage
     of total loans, net of unearned
     income                                 0.18%   1.43%        0.21%
    Nonperforming assets as a percentage
     of total assets                        0.24%   2.04%        0.28%
    Allowance for loan losses as a
     percentage of total loans, net of
     unearned income                        1.26%   8.01%        1.43%
    Allowance for loan losses as a
     percentage of nonperforming loans 713.22% 560.16% 690.10% YTD annualized net charge-offs to average total loans, net of unearned
     income                                 0.02%   2.93%        0.09%


  As of and for the three months ended     Bank    Other  Consolidated
   March 31, 2006
  ----------------------------------------------- ------- ------------
    Nonperforming loans as a percentage
     of total loans, net of unearned
     income                                 0.33%   1.11%        0.35%
    Nonperforming assets as a percentage
     of total assets                        0.46%   1.68%        0.49%
    Allowance for loan losses as a
     percentage of total loans, net of
     unearned income                        1.26%   7.94%        1.43%
    Allowance for loan losses as a
     percentage of nonperforming loans 381.87% 716.47% 405.23% YTD annualized net charge-offs to average total loans, net of unearned
     income                                 0.15%   2.59%        0.21%


  As of and for the year ended December    Bank    Other  Consolidated
   31, 2006
  --------------------------------------- ------- ------- ------------
    Nonperforming loans as a percentage
     of total loans, net of unearned
     income                                 0.19%   1.84%        0.23%
    Nonperforming assets as a percentage
     of total assets                        0.24%   2.53%        0.29%
    Allowance for loan losses as a
     percentage of total loans, net of
     unearned income                        1.28%   7.94%        1.45%
    Allowance for loan losses as a
     percentage of nonperforming loans 680.25% 431.95% 635.93% Net charge-offs to average total
     loans, net of unearned income          0.14%   2.82%        0.20%




                    GREENE COUNTY BANCSHARES, INC.
        Condensed Average Balances, Interest Rates and Yields
                            March 31, 2007

                                 Three Months Ended
                                      March 31,
               -------------------------------------------------------
                          2007                        2006
               --------------------------- ---------------------------

                Average            Average  Average            Average
                Balance   Interest  Rate    Balance   Interest  Rate
               ---------- -------- ------- ---------- -------- -------
Interest-
 earning
 assets:
--------------

 Loans         1,572,640   31,915    8.23% 1,392,401   26,100    7.60%
 Investment
  securities      51,676      707    5.55%    56,446      631    4.53%
 Other short-
  term
  investments      1,258       16    5.16%     3,374       36    4.33%
               ---------- -------- ------- ---------- -------- -------
        Total
     interest-
      earning
        assets 1,625,574   32,638    8.14% 1,452,221   26,767    7.48%
               ---------- -------- ------- ---------- -------- -------

 Non-interest
  earning
  assets         153,345                     147,140
               ----------                  ----------
  Total assets 1,778,919                   1,599,361
               ==========                  ==========


Interest-
 bearing
 liabilities:
--------------
  Deposits:
--------------
 Now accounts,
  money market
  and savings    540,648    3,546    2.66%   520,821    2,576    2.01%
 Time deposits   673,242    7,607    4.58%   626,047    5,466    3.54%
               ---------- -------- ------- ---------- -------- -------
Total interest
      bearing-
      deposits 1,213,890   11,153    3.73% 1,146,868    8,042    2.84%
               ---------- -------- ------- ---------- -------- -------

 Securities
  sold under
  repurchase
  and short-
  term
  borrowings      25,856      286    4.49%    21,678      207    3.87%
 Notes payable   185,312    2,378    5.20%   101,629    1,332    5.32%

               ---------- -------- ------- ---------- -------- -------
        Total
     interest-
      bearing
   liabilities 1,425,058   13,817    3.93% 1,270,175    9,581    3.06%
               ---------- -------- ------- ---------- -------- -------

 Non-Interest
  Bearing
  Liabilities:
--------------
 Demand
  Deposits       145,185                     140,044
 Other
  Liabilities     20,398                      17,312
               ----------                  ----------
    Total Non-
     Interest
      Bearing
   Liabilities   165,583                     157,356
               ----------                  ----------

        Total
   liabilities 1,590,641                   1,427,531
               ----------                  ----------

Shareholders'
 equity          188,278                     171,830

        Total
 liabilities &
 shareholders'
        equity 1,778,919                   1,599,361
               ==========                  ==========

Net interest
 income                    18,821                      17,186
                          ========                    ========

Interest rate
 spread                              4.21%                       4.42%
                                   =======                     =======

Net yield on
 interest-
 earning
 assets (net
 interest
 margin)                             4.70%                       4.80%
                                   =======                     =======




                    GREENE COUNTY BANCSHARES, INC.
                  Consolidated Financial Highlights
                            March 31, 2007
                             (UNAUDITED)

----------------------------------------------------------------------
                       March 31, 2007    December 31, 2006
                     ------------------  ------------------
 Loans                Balance      %      Balance      %     % Change
 ------------------- ---------- -------  ---------- -------  ---------
 Commercial         $  273,198   16.91% $  258,998   16.70%      5.48%
 Commercial real
  estate               977,323   60.49%    921,190   59.38%      6.09%
 Residential real
  estate               274,496   16.99%    281,629   18.16%     -2.53%
 Consumer               87,580    5.42%     87,111    5.62%      0.54%
 Other                   3,021    0.19%      2,203    0.14%     37.13%
                     ---------- -------  ---------- -------  ---------
                     1,615,618  100.00%  1,551,131  100.00%      4.16%
                                =======             =======  =========

   Less: Unearned
    interest income    (12,337)            (11,502)
                     ----------          ----------
     Total          $1,603,281          $1,539,629
                     ==========          ==========

 Loan Balances by Geographical Region
  and Operating Subsidiaries
 --------------------------------------

                       March 31, 2007    December 31, 2006
                     ------------------  ------------------
                                 % to                % to

                        Loan    Total       Loan    Total
                      Balance    Loans    Balance    Loans   % Change
                     ---------- -------  ---------- -------  ---------

 Northeastern
  Tennessee
  Region(1)         $  472,032   29.44% $  465,567   30.24%      1.39%
 East Tennessee
  Region               662,227   41.31%    625,632   40.64%      5.85%
 Middle Tennessee
  Region               433,900   27.06%    414,379   26.91%      4.71%

 GCB Acceptance
  Corporation           14,533    0.91%     13,444    0.87%      8.10%
 Superior Financial
  Services, Inc.        20,589    1.28%     20,607    1.34%     -0.09%

                     ---------- -------  ---------- -------  ---------
     Totals         $1,603,281  100.00% $1,539,629  100.00%      4.13%
                     ========== =======  ========== =======  =========
 (1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina
----------------------------------------------------------------------


----------------------------------------------------------------------
                       March 31, 2007    December 31, 2006
                     ------------------  ------------------
 Deposits             Balance      %      Balance      %     % Change
 ------------------- ---------- -------  ---------- -------  ---------
 Non-interest
  bearing demand    $  150,716   10.84% $  152,634   11.45%     -1.26%
 Interest bearing
  demand               368,312   26.49%    304,828   22.88%     20.83%
 Money market and
  savings              214,150   15.40%    194,068   14.56%     10.35%
 Retail time           421,595   30.32%    445,816   33.46%     -5.43%
 Jumbo time            235,669   16.95%    235,159   17.65%      0.22%
                     ---------- -------  ---------- -------  ---------
   Total            $1,390,442  100.00% $1,332,505  100.00%      4.35%
                     ========== =======  ========== =======  =========

 Deposit Balances by Geographical
  Region and Operating Subsidiaries
 --------------------------------------

                       March 31, 2007    December 31, 2006
                     ------------------  ------------------
                      Balance      %      Balance      %     % Change
                     ---------- -------  ---------- -------  ---------
 Northeastern
  Tennessee
  Region(1)         $  646,601   46.50% $  613,257   46.02%      5.44%
 East Tennessee
  Region               283,373   20.38%    281,094   21.10%      0.81%
 Middle Tennessee
  Region               460,468   33.12%    438,154   32.88%      5.09%

 GCB Acceptance
  Corporation                -    0.00%          -    0.00%         -
 Superior Financial
  Services, Inc.             -    0.00%          -    0.00%         -

                     ---------- -------  ---------- -------  ---------
                    $1,390,442  100.00% $1,332,505  100.00%      4.35%
                     ========== =======  ========== =======  =========
 (1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina
----------------------------------------------------------------------



    CONTACT: Greene County Bancshares, Inc.
             James E. Adams, 423-278-3050
             Senior Vice President and Chief Financial Officer